Exhibit 99.1
For More Information
Investor Contacts:
Suzanne Craig
The Blueshirt Group for SMART Modular Technologies
415-217-7722
Suzanne@blueshirtgroup.com
Barry Zwarenstein
CFO, Senior Vice President
SMART Modular Technologies
510-624-8134
Barry.Zwarenstein@smartm.com
SMART Modular Technologies Announces Expiration of “Go-Shop Period”
NEWARK, CA, June 13, 2011 — SMART Modular Technologies (WWH), Inc. (“SMART” or the “Company”) (NASDAQ: SMOD), a leading independent manufacturer of memory modules and solid state storage products, today announced the expiration of the “go-shop period” pursuant to the terms of the previously announced definitive Agreement and Plan of Merger (the “Merger Agreement”) dated as of April 26, 2011, among the Company and affiliates of Silver Lake Partners and Silver Lake Sumeru.
During the “go-shop” process, the Company was permitted, on the terms and subject to the conditions of the Merger Agreement, to initiate, solicit and encourage inquiries from and engage in discussions with third parties relating to alternative acquisition proposals until 11:59 p.m. Eastern Time on June 10, 2011. The Company engaged in an active and extensive solicitation of 49 potentially interested parties in connection with the “go-shop” period, including two parties who had indicated possible continuing interest in the Company following the process which resulted in the Merger Agreement. The “go-shop” process resulted in two additional parties negotiating and entering into confidentiality agreements with the Company. Despite its solicitation efforts, the Company did not receive any alternative acquisition proposals during the “go-shop” period.
On April 26, 2011, SMART announced that it had entered into the Merger Agreement under which SMART will be acquired for $9.25 per share in cash. The completion of the transaction is subject to customary closing conditions, including receipt of shareholder and regulatory approval. The closing of the transaction is expected to occur in the third calendar quarter of 2011.

Barclays Capital is serving as financial advisor to the Special Committee and Kaye Scholer LLP serves as legal advisor to the Special Committee in connection with this transaction. Davis Polk & Wardwell LLP serves as legal counsel to SMART in connection with this transaction. Simpson Thatcher & Bartlett LLP serves as legal advisor to Silver Lake for this transaction. Debt financing commitments have been provided by J.P. Morgan and UBS Investment Bank and certain of their affiliates.
Cautionary Statement Regarding Forward-Looking Statements
This communication contains forward-looking statements that involve numerous risks and uncertainties. The statements contained in this communication that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including, without limitation, statements regarding the expected benefits and closing of the proposed merger and the Company’s expectations, beliefs and intentions. All forward-looking statements included in this document are based on information available to SMART on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual events or the results to be materially different from expected events or historical results and/or from any future results or events or outcomes expressed or implied by such forward-looking statements. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the intended merger our results of operations or financial condition. Accordingly, the merger may not occur and our actual results may differ materially and adversely from those expressed in any forward-looking statements. Neither SMART nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements. There are various important factors that could cause actual events or results to differ materially from those in any such forward-looking statements, many of which factors are beyond SMART’s control. These factors include, but are not limited to: failure to obtain shareholder approval of the proposed merger; failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory or other approvals; failure to consummate or a delay in consummating the transaction for other reasons; changes in laws or regulations; and changes in general economic conditions. SMART undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information please refer to SMART’s most recent Form 10-K, Form 10-Qs and 8-K reports filed with the SEC. Risks as outlined in these reports may not constitute all factors that could cause actual events or results to differ materially from those discussed in any forward-looking statements. The Company operates in a continually changing business environment and new factors emerge from time to time. The Company cannot predict such factors, nor can it assess the impact, if any, from such factors on the transaction or on the Company or its results. Forward-looking statements should not be relied upon as a prediction of actual results. These forward-looking statements are made as of today, and the Company does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release.

Additional Information and Where to Find It
All parties desiring details regarding the transaction are urged to review the definitive Merger Agreement when available on the Company’s website at http://.smartm.com, and the SEC’s website at http://www.sec.gov. In connection with the proposed transaction, SMART has filed with the SEC a preliminary proxy statement and other documents relating to the transaction and will file with the SEC a definitive proxy statement, and may file with the SEC other documents regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER FILED DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Shareholders will be able to obtain a free-of-charge copy of the proxy statement and other relevant documents (when available) filed with the SEC from the SEC’s website at http://www.sec.gov. Shareholders will also be able to obtain a free-of charge copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to The Blueshirt Group., Attention: Suzanne Craig or from SMART’s website, http://www.smartm.com. SMART and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from stockholders of SMART in favor of the proposed merger. Information regarding SMART’s directors and executive officers is contained in SMART’s definitive proxy statement filed with the SEC on December 3, 2010 (the “Annual General Meeting Proxy Statement”). Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed and to be filed with the SEC (when available).
About SMART
SMART is a leading independent designer, manufacturer and supplier of electronic subsystems to original equipment manufacturers, or OEMs. SMART offers more than 500 standard and custom products to OEMs engaged in the computer, enterprise, industrial, networking, gaming, telecommunications, defense, aerospace and embedded application markets. Taking innovations from the design stage through manufacturing and delivery, SMART has developed a comprehensive memory product line that includes DRAM, SRAM, and Flash memory in various form factors. SMART also offers high performance, high capacity solid state drives, or SSDs, for enterprise, defense, aerospace, industrial automation, medical, and transportation markets. SMART’s presence in the U.S., Europe, Asia, and Latin America enables it to provide its customers with proven expertise in international logistics, asset management, and supply-chain management worldwide.